Other income	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Other income

NOTE 21 – OTHER INCOME, EXPENSE, NET

As of December 31, 2020, the amount of $2,697 relating to settlement of claims and recovery of other receivables of one of the Company’s vessels is included under the caption “Other income” of the Consolidated Statements of Operations.

On November 15, 2012 (as amended and supplemented in March 2014, December 2017 and July 2019), Navios Holdings and Navios Partners entered into the Navios Holdings Guarantee by which Navios Holdings would provide supplemental credit default insurance with a maximum cash payment of $20,000. In October 2020, Navios Holdings paid an amount of $5,000 to Navios Partners. As of December 31, 2020 and 2019, the outstanding claim receivable amounted to $5,000 and $10,000, respectively. The final settlement of the amount from Navios Holdings will take place at specific date, in accordance with a signed letter of agreement between the parties. The guarantee claim receivable is presented under the caption “Amounts due from related parties-short term” in the Consolidated Balance Sheets as of December 31, 2020. As of December 31, 2019, the amount of $3,638 related to the change in estimate of the guarantee claim receivable and is included under the caption “Other expense” of the Consolidated Statements of Operations.

As of December 31, 2018, the amount of $2,000 related to reassessment of the guarantee claim receivable is included under the caption “Other expense” of the Consolidated Statements of Operations. As of December 31, 2018, the amount of $777 related to the discount of the Navios Holdings Guarantee is included under the caption “Other expense” of the Consolidated Statements of Operations.